UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: November 26, 2003
                                               ------------------



                           SATELLITE ENTERPRISES CORP.
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             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607               88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                        110 Washington Avenue, 4th Floor
                         North Haven, Connecticut 06473
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 672-5912
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.


ITEM  5.  OTHER EVENTS.

     On November 26, 2003 by a Special Meeting of the Shareholders held the same day, at the Company's office in North Haven, Connecticut, a quorum being present, a Stock Purchase Option Agreement dated the same date, was approved unanimously, between Media Finance en Suisse GMBH, a Swiss corporation (hereinafter "Media Finance") and the Registrant to provide a means to permit the Registrant to acquire the rights to purchase 100% of the shares of common Stock of Satellite Newspapers Suisse GMBH, a Swiss corporation (hereinafter "Satellite Suisse").

     Under said Agreement, Media Finance grants to the Registrant the right and option to purchase from it, all of the shares of Satellite Suisse consisting of 20,000 shares for the aggregate consideration of 42,000,000 shares of common stock, par value $.001 per share of the Registrant. Said option is for a period of one year from the date of execution, unless terminated earlier, but under no condition prior to February 15, 2004. For the term of the option, Registrant is to issue the 42,000,000 shares to be held in escrow with SEC Attorneys, LLC, of North Haven, CT in accordance with an Escrow Agreement. The 42,000,000 shares are in the name of, 40,500,000 to Media Finance and 1,500,000 to Alternative Energy Capital Inc.

     In the event Registrant exercises said option a change in control of the Registrant will take place.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Not applicable.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2004                           Satellite Enterprises Corp.
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                                                   (Registrant)

                                                    /s/  Roy Piceni
                                                   ----------------------------
                                                   Roy Piceni, President and CEO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                   Jerry Gruenbaum, Secretary